UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22986

abrdn ETFs

(Exact name of registrant as specified in charter)

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 383-7289

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

abrdn ETFs
Annual Report
December 31, 2022
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Principal U.S. Listing Exchange: NYSE Arca

Aberdeen Standard Investments ETFs

abrdn ETFs

Management’s Discussion of Fund Performance (Unaudited)
The following comments are a presentation of our 2022 annual report. Included are performance results, fund summaries, and an investment commentary for the year ended December 31, 2022.
Funds	Ticker	Asset Class	Inception Date
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	BCI	Broad Commodity	March 30, 2017
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	BCD	Broad Commodity	March 30, 2017
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	BCIM	Industrial Metals	September 22, 2021
Commodities Market Outlook
Performance was mostly positive in 2022 for broad commodities, as only the industrial metals sector (copper, aluminum, zinc, nickel) finished in negative territory. The energy sector led the way and returned 36.22% over the period, while agriculture, livestock and precious metals returned 15.55%, 7.44% and 0.12%, respectively.
The primary commodity price driver in 2021 was increased demand from the initial phase of global economic recovery from the COVID-19 pandemic. However, by the start of 2022 most individual commodities were already in short supply. A key factor behind this shortage included a supply crunch as consumers shifted spending from services to goods, funded by the central bank liquidity and government stimulus programs that had stabilized the global economy at the onset of the pandemic. Other factors contributed to the higher commodity prices during 2022 including (but not limited to) weather disruptions, increased demand for gas and diesel, and  increasing demand for crude oil and natural gas at a rate faster than increased production. At the start of 2022, Europe was already four months into an energy crisis, with local natural gas prices up significantly year over year. To make matters worse, Russia’s invasion of Ukraine in February constrained the supply of several commodities and created even more price pressure. The resulting international sanctions placed on Russia scrambled the global oil trade and exacerbated the energy crisis in Europe, which played a significant role in this year’s increased demand for natural gas. Unpredictable weather in key producing and exporting countries, Russia's invasion of Ukraine, production bottlenecks, and supply shortages of commodities such as soybeans, corn, and wheat all contributed to the rise in prices of agricultural commodities in 2022. By June, many central banks around the world had enacted hawkish policies to dampen inflation, resulting in a commodity sell-off. But the sell-off was short-lived, and by July and August the commodity markets were marked by undersupply and higher prices. Things changed in September as investors feared that central banks would push rates too far and cause a deep recession, which sent commodities prices lower for the second time in 2022. Since then, central bankers have eased their hawkish language to a degree as inflation appears to have peaked even as it remains elevated. The weakening of the U.S. Dollar to close the year, coupled with the increased demand from retail investors and central banks, sparked a rally in precious metals to close the year. On the other hand, while industrial metal inventories remain low, and low capital expenditures continue to constrain future supply, the risk of diminishing global economic growth spurned positive fundamentals and played a role in the negative price performance that industrial metals endured during the year.
The inverse relationship between the strength of the U.S. Dollar and the price of commodities has typically held well over time. That relationship isn’t necessarily a constant, as political, economic or supply-demand fundamentals may trump dollar strength at times of stress.
As such, a strong U.S. Dollar typically makes commodities more expensive for non-dollar consuming countries. A weaker dollar ordinarily allows consumers to purchase more commodities for the same amount of their local currency. It doesn’t even have to be a dramatic fall in the dollar: a perceived significant weakness could be enough.
The commodity market entering 2023 is in conflict, with most commodities showing very tight supplies. Conversely, we believe that the talk of recession that has dominated the last six months of 2022 has pushed many investors to the sidelines. With China reopening after lifting its most severe pandemic restrictions sooner than expected, we believe an increase in commodity demand may be on the horizon. Europe has likely been spared from a more poignant energy crisis this winter as the weather has been unusually warm, allowing for more normalized energy prices in Europe. The pickup in industrial activity may keep Europe out of a recession. A stronger than expected global economy could lead to commodity supply deficits given low inventory levels. There are many risks to this view, including Federal Reserve Bank policy errors that cause a moderate recession, expanding European land war, and geopolitical tensions with China, or Iran.

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Management’s Discussion of Fund Performance (Unaudited)  (continued)
Market Environment during 2022
Commodity Market
For the period January 1, 2022 through December 31, 2022, the Bloomberg Commodity Index Total Return (“BCOM TR Index”) rose 16.09% over the period and the Bloomberg Commodity Index (“BCOM”) rose 13.75% over the same period.1
The energy sector was up 36.22% over the period and held a target weight of 29.83% in the BCOM. The performance in the sector was strong as every energy contract in the BCOM finished the year with positive returns. Despite countries around the world placing a greater emphasis on renewable energy sources and reducing their carbon footprint, energy usage such as West Texas Intermediate (“WTI”) and natural gas were expected to remain in high demand during 2022. Russia’s invasion of Ukraine in February and the resulting international sanctions scrambled the global oil trade and exacerbated the energy crisis in Europe, which played a significant role in this year’s increased demand for natural gas.  However, concerns about Chinese demand and the global economic trajectory amid broad rate hikes served to depress crude, with lingering uncertainties being cited by OPEC+ as a key factor behind its decision to reduce its targets by 2 million barrels per day. Looking ahead to 2023, with the easing of COVID-19 restrictions in China, coupled with the restricted capacity for replacing Russian oil and gas, higher energy prices could persist due to supply uncertainty.
The agriculture sector was up 15.55% over the period and held a target weight of 29.61% in the BCOM. The performance of the agriculture sector was largely driven by grains, which was up 18% over the period. The performance of grains was largely driven by soybeans, as soybean meal, soybean oil and soybeans each contributed 30.86%, 29.57% and 28.86%, respectively. Corn and Kansas City wheat also contributed positive returns, with only wheat detracting from performance in 2022. Softs on the other hand were down -3.48% over the period. The performance of softs was largely driven by coffee and cotton, which returned -21.86% and -6.93%, respectively. Only sugar contributed positive performance in 2022 at 12.18%. Russia’s invasion of Ukraine, coupled with drought conditions that plagued crops in North America and South America, spiked prices in 2022. However, agriculture has tended to be the most supply-elastic commodity sector, and potentially easing drought conditions could prompt a boost in the supply of corn, wheat and soybeans, which could mean weaker unit prices for agricultural commodities in 2023.
The precious metals sector (gold & silver) was up 0.12% over the period and held a target weight of 19.75% in the BCOM. Despite a strong rally to end the year, gold returned -0.74%, while silver climbed back into positive territory at 2.58%. Gold’s status as a safe haven and a hedge against inflation provided support over the period, however the strong US dollar amid aggressive interest rate hikes by the US Federal Reserve curbed investor sentiment. In 2023, gold demand from retail investors and central banks, for gold reserves, may remain high. At the same time, silver could see an uptick in demand amid increased industrial metal usage.
The base metals sector was down 2.40% over the period and held a target weight of 15.48% in the BCOM. The performance within the sector was mostly negative, as aluminum, copper and zinc closed the year down -15.09%, -13.53% and -10.49%, respectively. Nickel was the only metal within the sector that contributed positive performance over the period, riding a significant year-end rally to close the year up 46.7%. Industrial metal inventories remain low, and low capital expenditures continue to constrain future supply. However, prices peaked in March 2022 and continued on a downward trajectory thereafter as risks of diminishing global economic growth spurned positive fundamentals. In 2023, lead was added to the Bloomberg Industrial Metals Subindex. The Inflation Reduction Act of 2022 may help speed the energy transition and raise demand for copper, aluminum, zinc, nickel and lead used in electric vehicles (EVs), wind turbines, solar panels and other clean energy initiatives in which industrial metals are critical inputs. The concurrence of events in China, including “zero-COVID” policy easing, property support, rising EV sales, and the US committing capital to the energy transition, may help increase demand for industrial metals in 2023.
The livestock sector was up 7.44% over the period and held a target weight of 5.34% of the BCOM.
Fixed Income
Over the period January 1, 2022  to December 31, 2022, the U .S. Federal Reserve Bank raised the funds target range from 0.00% - 0 .25% to 4.25% - 4.50%. During the same period, U.S. 3-month Treasury Bill rates increased from 0.06% to 4.30%, and the 10-year U.S. Treasury rate rose 236 basis points from approximately 1.52% to 3.88%.

1	The BCOM TR Index is composed of futures contracts on physical commodities and reflects the returns of a fully collateralized investment in the BCOM, which reflects commodity futures price movements. The BCOM TR Index combines the returns of BCOM with the returns on cash collateral invested in short-term investment grade fixed income securities that include U.S. government securities and money market instruments, as well as cash and other cash equivalents.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Investment Objective
The abrdn Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index Total Return (the “Index” or “BCOM TR Index”).
Investment Strategies
The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.
Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.
The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.
As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.
The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.
The BCOM TR Index reflects the return on a fully collateralized investment in the Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
commodities futures investments. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.
The BCOM TR Index combines the returns of the BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.
The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). The BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a new maturity between 1 and 3 months.
As stated in the Fund’s most recent prospectus dated May 1, 2022, the BCOM consists of 23 commodities futures contracts with respect to 21 commodities: aluminum, coffee, copper, corn, cotton, crude oil (West Texas Intermediate, or WTI, and Brent), gold, lean hogs, live cattle, low sulfur gas oil, natural gas, nickel, RBOB (reformulated blendstock for oxygenate blending) gasoline, silver, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), ULS (ultra low sulfur) diesel and zinc. As of May 1, 2022, there are 25 commodity futures eligible for inclusion in the BCOM but 4 of those commodities (cocoa, lead, platinum and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets. The weightings of the components of the BCOM are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity or sector, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM. As of the Fund’s most recent Prospectus, the BCOM invests significantly in, and therefore the Fund has significant exposure to, the agriculture, energy and industrial/ precious metals sectors.
The Fund is classified as “non-diversified” under the 1940 Act.
Performance
For the period January 1, 2022 through December 31, 2022 (the fiscal year end of the Fund), on a market price basis, the Fund returned 15.24%. On a net asset value (“NAV”) basis, the Fund returned 15.13%. During the same time period, the BCOM returned 13.75%, and the BCOM TR Index returned 16.09%. The BCOM TR Index is similar to the BCOM except that the BCOM TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in U .S. Treasury Bills. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM is due to slight position differences between the BCOM and the Fund as well as returns on collateral invested in U.S. Treasury Bills. The majority of the Fund's underperformance on a NAV basis relative to the BCOM TR Index is a result of fees and operating expenses incurred by the Fund, slight position differences between the Index and the Fund, and the difference in the return on the collateral invested in U.S. Treasury Bills. While the fund holds the U.S. Treasury Bills to maturity, the Index calculates the return on cash collateral using a hypothetical treasury bill that is based on the most recent weekly auction high rate for 13-week (3-month) U.S. Treasury Bills and has a duration of only 7 days. In an environment with rising interest rates there will be a greater difference between the return on the cash collateral invested in the fund vs the return calculated by the Index.
The BCOM TR Index rebalances annually in January and is calculated in total return.
Positions that contributed most significantly to the Fund’s return were NY Harbor ULSD, Low Sulphur Gas, RBOB Gasoline, Brent Crude and Nickel. Positions that detracted most significantly from the Fund’s return included Coffee, Aluminum, Copper, Zinc and Cotton.
As stated in the Fund’s most recent prospectus dated May 1, 2022, the total annual expense ratio for the Fund, before and after waivers, is 0.30% and 0.25%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.
Average Annual Total Returns as of 12/31/2022 *	1 Year	5 Years	Since Inception of Fund (03/30/2017)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF NAV Price	15.13%	5.96%	5.71%
abrdn Bloomberg All Commodity Strategy K-1 Free ETF Market Price	15.24%	6.03%	5.77%
Bloomberg Commodity Index Total Return	16.09%	6.44%	6.32%

*	Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.
Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289 or visit www.abrdn.com/usa/etf.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2022. Prior to August 3, 2021, the Fund operated under certain different investment policies in connection with a change from an actively-managed ETF to a passively-managed ETF. The Fund’s historical performance prior to August 3, 2021 does not represent its current investment policies.
BCI Growth of $10,000 as of 12/31/2022

Source: Bloomberg, Aberdeen Standard Investments Inc. Data from 3/30/2017 to 12/31/2022.
Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.
BCI Fund Holdings as of 12/31/2022 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Investment Objective
The abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index 3 Month Forward Total Return (the "Index” or the "BCOM 3M Forward TR Index").
Investment Strategies
The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.
Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.
The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.
As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.
The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
The BCOM 3M Forward TR Index is a three-month forward version of the Bloomberg Commodity Index Total ReturnSM (“BCOM TR Index”), which reflects the return on a fully collateralized investment in the Bloomberg Commodity IndexSM (“BCOM”). The Fund is called “Longer Dated” because the BCOM 3M Forward TR Index it seeks to track is designed to track commodity futures with a longer maturity than that of the BCOM TR Index and BCOM.
The BCOM is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a predetermined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.
The BCOM TR Index combines the returns of the BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.
The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). The BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a new maturity between 1 and 3 months (4 to 6 months for the BCOM 3M Forward TR Index).
As stated in the Fund’s most recent prospectus dated May 1, 2022, the BCOM consists of 23 commodities futures contracts with respect to 21 commodities: aluminum, coffee, copper, corn, cotton, crude oil (West Texas Intermediate, or WTI, and Brent), gold, lean hogs, live cattle, low sulfur gas oil, natural gas, nickel, RBOB (reformulated blendstock for oxygenate blending) gasoline, silver, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), ULS (ultra low sulfur) diesel and zinc. As of May 1, 2022, there are 25 commodity futures eligible for inclusion in the BCOM but 4 of those commodities (cocoa, lead, platinum and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets. The weightings of the components of the BCOM are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity or sector, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM. As of the Fund’s most recent Prospectus, the BCOM invests significantly in, and therefore the Fund has significant exposure to, the agriculture, energy and industrial/ precious metals sectors.
The BCOM 3M Forward TR Index rebalances annually in January and is calculated in total return.
The Fund is classified as “non-diversified” under the 1940 Act.
Performance
For the period January 1, 2022 through December 31, 2022 (the fiscal year end of the Fund), on a market price basis, the Fund returned 18.43%. On a NAV basis, the Fund returned 18.33%. During the same time period, the BCOM 3M Forward TR Index returned 19.53%. Additionally, the BCOM TR Index, a broad measure of market performance, returned 16.09%. The BCOM 3M Forward TR Index is a three-month forward version of the BCOM TR Index which reflects the return of a fully collateralized investment in the BCOM. The majority of the Fund’s outperformance on a NAV basis relative to the BCOM is due to slight position differences between the BCOM and the Fund as well as returns on collateral invested in U.S. Treasury Bills. The majority of the Fund's underperformance on a NAV basis relative to the BCOM 3M Forward TR Index is a result of fees and operating expenses incurred by the Fund, slight position differences between the Index and the Fund, and the difference in the return on the collateral invested in U.S. Treasury Bills. While the fund holds the U.S. Treasury Bills to maturity, the Index calculates the return on cash collateral using a hypothetical treasury bill that is based on the most recent weekly auction high rate for 13-week (3-month) U.S. Treasury Bills and has a duration of only 7 days. In an environment with rising interest rates there will be a greater difference between the return on the cash collateral invested in the fund vs the return calculated by the Index.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
The BCOM 3M Forward TR Index rebalances annually and is calculated in total return.
Positions that contributed most significantly to the Fund’s return were NY Harbor ULSD, Low Sulphur Gas, Natural Gas, RBOB Gasoline and Nickel. Positions that detracted most significantly from the Fund’s return included Coffee, Aluminum, Copper, Zinc and Cotton.
As stated in the Fund’s most recent prospectus dated May 1, 2022, the total annual expense ratio for the Fund, before and after waivers, is 0.35% and 0.29%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.
Average Annual Total Returns as of 12/31/2022 *	1 Year	5 Years	Since Inception of Fund (03/30/2017)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF NAV Price	18.33%	9.65%	9.11%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF Market Price	18.43%	9.90%	9.11%
Bloomberg Commodity Index 3 Month Forward Total Return	19.53%	10.11%	9.69%
Bloomberg Commodity Index Total Return	16.09%	6.44%	6.32%

*	Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.
Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289 or visit www.abrdn.com/usa/etf.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2022. Prior to August 3, 2021, the Fund operated under certain different investment policies in connection with a change from an actively-managed ETF to a passively-managed ETF. The Fund’s historical performance prior to August 3, 2021 does not represent its current investment policies.
BCD Growth of $10,000 as of 12/31/2022

Source: Bloomberg, Aberdeen Standard Investments Inc. Data from 3/30/2017 to 12/31/2022.
Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.
BCD Fund Holdings as of 12/31/2022 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Investment Objective
The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Industrial Metals Total Return Subindex (the “Index” or the "BCOMIN TR Index").
Investment Strategies
The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed-income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.
Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.
The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.
As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.
The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
The BCOMIN TR Index reflects the return on a fully collateralized investment in the Bloomberg Industrial Metals SubindexSM (“BCOMIN”), which is composed of futures contracts on certain industrial metals commodity futures contracts. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.
The BCOMIN TR Index combines the returns of the BCOMIN with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.
The BCOMIN is a subindex of the widely followed Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments.
The BCOMIN and the BCOM are both calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the BCOMIN (collectively, “Bloomberg”). The BCOMIN tracks movements in the price of a rolling position in a basket of industrial metals futures with a maturity between 1 and 3 months.
As stated in the Fund’s most recent prospectus dated May 1, 2022, the BCOMIN Index consists of 4 commodities futures contracts with respect to aluminum, copper, nickel and zinc. As of May 1, 2022, there are 6 commodity futures eligible for inclusion in the BCOMIN, but 2 of those commodities (lead and tin) are not included in the BCOMIN. With the exception of copper, which trades on the Commodity Exchange, Inc. (COMEX), the other industrial metals contracts (aluminum, lead, tin, nickel and zinc) trade on the London Metals Exchange (“LME”).
The BCOMIN uses a consistent, systematic process in determining the weightings of included industrial metals. Like the broad BCOM, the weightings of the components of the BCOMIN are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOMIN and weights them in the BCOMIN in the same proportion in U.S. dollar terms. The value of the BCOMIN is computed on the basis of hypothetical investments in the basket of industrial metals that make up the BCOMIN. As of the Fund’s most recent Prospectus, the BCOMIN TR invests significantly in, and therefore the Fund has significant exposure to, the industrial metals sector
The Fund is classified as “non-diversified” under the 1940 Act.
Performance
For the period January 1, 2022 through December 31, 2022 (the fiscal year end of the Fund), on a market price basis, the Fund returned -3.30%. On a NAV basis, the Fund returned -3.25%. During the same time period, the BCOMIN Index returned -4.37% and the BCOMIN TR Index returned -2.40%. The BCOMIN TR Index is similar to the BCOMIN Index except that the BCOMIN TR Index performance includes the return that would be generated in a fully collateralized investment in the BCOMIN. The majority of the Fund's outperformance on a NAV basis relative to the BCOMIN is due to slight position differences between the BCOMIN and the Fund as well as returns on collateral invested in U.S. Treasury Bills. The majority of the Fund's underperformance on a NAV basis relative to the BCOMIN TR Index is a result of fees and operating expenses incurred by the Fund, slight position differences between the Index and the Fund, and the difference in the return on the collateral invested in U.S. Treasury Bills. While the fund holds the U.S. Treasury Bills to maturity, the Index calculates the return on cash collateral using a hypothetical treasury bill that is based on the most recent weekly auction high rate for 13-week (3-month) U.S. Treasury Bills and has a duration of only 7 days. In an environment with rising interest rates there will be a greater difference between the return on the cash collateral invested in the fund vs the return calculated by the Index.
The BCOMIN TR Index rebalances annually in January and is calculated in total return.
The position that contributed most significantly to the Fund’s return was Nickel. Positions that detracted most significantly from the Fund’s return included were Aluminum, Copper, and Zinc.

abrdn ETFs (continued)

Management’s Discussion of Fund Performance (Unaudited)  (continued)
As stated in the Fund’s most recent prospectus dated May 1, 2022, the total annual expense ratio for the Fund, before and after waivers, is 0.47% and 0.39%, respectively. The Advisor has contractually agreed to waive the management fees that it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue for as long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees.
Average Annual Total Returns as of 12/31/2022 *	1 Year	Since Inception of Fund (09/22/2021)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF NAV Price	-3.25%	0.99%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF Market Price	-3.30%	1.07%
Bloomberg Industrial Metals Total Return Subindex	-2.40%	1.43%
Bloomberg Commodity Index Total Return	16.09%	6.32%

*	Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. Returns less than one year are cumulative; greater than one year and since inception are annualized.
Performance represents past performance; current returns may be lower or higher. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but returns do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 844-383-7289 or visit www.abrdn.com/usa/etf.

abrdn ETFs (concluded)

Management’s Discussion of Fund Performance (Unaudited)  (concluded)
In the chart below, we compare the performance of a hypothetical investment of US $10,000 in the Fund to the performance of the Fund’s underlying index for the period since the Fund’s inception through the end of 2022.
BCIM Growth of $10,000 as of 12/31/2022

Source: Bloomberg, Aberdeen Standard Investments Inc. Data from 3/30/2017 to 12/31/2022.
Past performance does not predict future performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For illustrative purposes only.
BCIM Fund Holdings as of 12/31/2022 by Sector

Based on notional value of futures contracts. Short-term investments held for collateral for futures contracts have been excluded.
Holdings and allocations are subject to change. For illustrative purposes only.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg All Commodity Strategy K-1 Free ETF

December 31, 2022
Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS—100.4%
MONEY MARKET FUNDS—5.6%
Invesco Government & Agency Portfolio, 3.67% (a)	48,650,947	$ 48,650,947
Total Money Market Funds		48,650,947
U.S. TREASURIES—94.8%
U.S. Treasury Bills
3.82%, 01/03/2023 (b)	$50,000,000	50,000,000
3.07%, 01/05/2023 (b)	53,000,000	52,989,311
3.88%, 01/10/2023 (b)	50,000,000	49,964,877
3.58%, 01/12/2023 (b)(c)	35,000,000	34,969,659
4.03%, 01/17/2023 (b)	50,000,000	49,928,566
3.94%, 01/19/2023 (b)	30,500,000	30,450,997
4.09%, 01/24/2023 (b)	50,000,000	49,888,124
3.93%, 01/26/2023 (b)(c)	53,000,000	52,868,771
4.04%, 01/31/2023 (b)	50,000,000	49,846,972
4.03%, 02/02/2023 (b)(c)	40,000,000	39,873,256
3.95%, 02/07/2023 (b)	20,000,000	19,924,073
3.53%, 02/09/2023 (b)	30,000,000	29,880,470
4.13%, 02/16/2023 (b)(c)	50,000,000	49,751,659
4.01%, 02/21/2023 (b)	40,000,000	39,773,974
4.21%, 02/23/2023 (b)(c)	50,000,000	49,699,445
3.99%, 02/28/2023 (b)	40,000,000	39,733,280
4.26%, 03/02/2023 (b)	50,000,000	49,658,938
4.23%, 03/09/2023 (b)(c)	50,000,000	49,617,380
4.34%, 03/30/2023 (b)	40,000,000	39,590,724
Total U.S. Treasuries		828,410,476
Total Short-Term Investments		877,061,423
Total Investments (Cost $876,858,293)—100.4%		877,061,423
Liabilities in Excess of Other Assets—(0.4%)		(3,320,265)
Net Assets—100.0%		$873,741,158

(a)	The rate shown is the 7-day yield as of December 31, 2022.
(b)	The rate shown is the discount yield at the time of purchase.
(c)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $155,268,820.
As of December 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:
Federal Tax Cost	$876,876,657
Unrealized Appreciation	$56,869,019
Unrealized Depreciation	(57,963,490)
Net Unrealized Appreciation (Depreciation)	$(1,094,471)
See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg All Commodity Strategy K-1 Free ETF  (concluded)

December 31, 2022
At December 31, 2022, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
Aluminum LME *	575	1/18/2023	$33,097,685	$33,774,206	$676,521
Aluminum LME *	582	3/15/2023	35,884,650	34,512,746	(1,371,904)
Brent Crude Oil	705	3/31/2023	63,959,351	60,566,550	(3,392,801)
Coffee	261	3/21/2023	16,203,047	16,374,488	171,441
Copper	412	3/29/2023	38,713,923	39,248,150	534,227
Corn	1,538	3/14/2023	51,193,655	52,176,650	982,995
Cotton	218	3/09/2023	9,284,227	9,087,330	(196,897)
Gasoline	186	3/28/2023	16,605,301	19,360,480	2,755,179
Gold	696	2/24/2023	122,365,162	127,103,520	4,738,358
KC Wheat	360	3/14/2023	16,660,453	15,984,000	(676,453)
Lean Hog	439	2/14/2023	15,584,340	15,400,120	(184,220)
Live Cattle	541	2/28/2023	33,448,648	34,169,560	720,912
Low Sulfur Gasoil	313	3/10/2023	25,484,692	27,622,250	2,137,558
Natural Gas	1,800	3/24/2023	101,132,496	73,872,000	(27,260,496)
New York Harbor ULSD	166	3/28/2023	19,840,259	22,165,382	2,325,123
Nickel LME *	220	1/18/2023	29,885,841	39,469,320	9,583,479
Nickel LME *	222	3/15/2023	39,570,312	40,019,940	449,628
Silver	355	3/29/2023	38,853,148	42,671,000	3,817,852
Soybean	693	3/14/2023	51,367,846	52,806,600	1,438,754
Soybean Meal	711	3/14/2023	32,516,964	33,488,100	971,136
Soybean Oil	745	3/14/2023	27,413,919	28,639,290	1,225,371
Sugar	1,139	3/28/2023	23,191,665	25,564,627	2,372,962
Wheat	634	3/14/2023	26,212,520	25,106,400	(1,106,120)
WTI Crude Oil	846	3/21/2023	61,988,967	68,060,700	6,071,733
Zinc LME *	346	1/18/2023	25,444,365	25,865,663	421,298
Zinc LME *	350	3/15/2023	28,339,325	26,044,375	(2,294,950)
					$4,910,686
Short Contract Positions
Aluminum LME *	(575)	1/18/2023	(35,147,742)	(33,774,206)	1,373,536
Aluminum LME *	(99)	3/15/2023	(5,899,845)	(5,870,725)	29,120
Nickel LME *	(220)	1/18/2023	(38,755,095)	(39,469,320)	(714,225)
Nickel LME *	(38)	3/15/2023	(6,441,880)	(6,850,260)	(408,380)
Zinc LME *	(346)	1/18/2023	(28,145,449)	(25,865,663)	2,279,786
Zinc LME *	(59)	3/15/2023	(4,655,524)	(4,390,338)	265,186
					$2,825,023
					$7,735,709

*	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.
See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

December 31, 2022
Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS—98.3%
MONEY MARKET FUNDS—3.7%
Invesco Government & Agency Portfolio, 3.67% (a)	10,332,977	$ 10,332,977
Total Money Market Funds		10,332,977
U.S. TREASURIES—94.6%
U.S. Treasury Bills
3.82%, 01/03/2023 (b)	$9,000,000	9,000,000
3.30%, 01/05/2023 (b)	10,000,000	9,997,983
3.86%, 01/10/2023 (b)	8,000,000	7,994,380
3.58%, 01/12/2023 (b)(c)	19,500,000	19,483,096
3.63%, 01/17/2023 (b)	11,000,000	10,984,285
4.27%, 01/19/2023 (b)(c)	15,000,000	14,975,900
4.09%, 01/24/2023 (b)	13,000,000	12,970,912
3.93%, 01/26/2023 (b)	14,000,000	13,965,336
4.04%, 01/31/2023 (b)	10,000,000	9,969,394
4.03%, 02/02/2023 (b)	15,000,000	14,952,471
3.95%, 02/07/2023 (b)	14,000,000	13,946,851
1.32%, 02/09/2023 (b)	6,000,000	5,976,094
3.96%, 02/14/2023 (b)	11,000,000	10,948,354
4.13%, 02/16/2023 (b)(c)	14,000,000	13,930,465
4.01%, 02/21/2023 (b)	11,000,000	10,937,843
4.21%, 02/23/2023 (b)	12,000,000	11,927,867
4.27%, 02/28/2023 (b)	11,000,000	10,926,652
4.21%, 03/02/2023 (b)	18,000,000	17,877,218
4.18%, 03/09/2023 (b)(c)	14,000,000	13,892,866
4.23%, 03/16/2023 (b)	7,000,000	6,942,019
4.21%, 03/23/2023 (b)	11,000,000	10,897,739
4.34%, 03/30/2023 (b)	11,000,000	10,887,449
Total U.S. Treasuries		263,385,174
Total Short-Term Investments		273,718,151
Total Investments (Cost $273,652,648)—98.3%		273,718,151
Other Assets in Excess of Liabilities—1.7%		4,672,781
Net Assets —100.0%		$278,390,932

(a)	The rate shown is the 7-day yield as of December 31, 2022.
(b)	The rate shown is the discount yield at the time of purchase.
(c)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $42,321,950.
Amounts listed as “—” are 0% or round to 0%.

As of December 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:
Federal Tax Cost	$273,654,032
Unrealized Appreciation	$24,161,825
Unrealized Depreciation	(20,130,099)
Net Unrealized Appreciation (Depreciation)	$4,031,726
See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF  (concluded)

December 31, 2022
At December 31, 2022, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
Aluminum LME *	159	1/18/2023	$9,420,602	$9,339,302	$(81,300)
Aluminum LME *	159	3/15/2023	9,165,524	9,428,740	263,216
Aluminum LME *	166	5/17/2023	9,915,098	9,939,250	24,152
Brent Crude Oil	270	5/20/2023	22,360,549	21,721,500	(639,049)
Brent Crude Oil	225	7/31/2023	17,597,103	18,945,000	1,347,897
Coffee	83	5/18/2023	5,141,019	5,196,319	55,300
Copper	131	5/26/2023	12,231,071	12,492,487	261,416
Corn	491	5/12/2023	16,404,452	16,644,900	240,448
Cotton	69	5/08/2023	2,915,855	2,879,025	(36,830)
Gasoline	59	5/28/2023	6,608,902	6,494,838	(114,064)
Gold	222	6/28/2023	40,771,503	41,240,940	469,437
KC Wheat	115	5/12/2023	5,329,278	5,072,937	(256,341)
Lean Hog	140	6/14/2023	5,882,012	6,113,800	231,788
Live Cattle	173	6/30/2023	10,774,862	10,921,490	146,628
Low Sulfur Gasoil	100	5/11/2023	9,008,737	8,327,500	(681,237)
Natural Gas	574	5/26/2023	27,255,442	22,563,940	(4,691,502)
New York Harbor ULSD	53	5/28/2023	6,898,751	6,634,148	(264,603)
Nickel LME *	61	1/18/2023	7,770,836	10,943,766	3,172,930
Nickel LME *	60	3/15/2023	8,527,084	10,816,200	2,289,116
Nickel LME *	63	5/17/2023	9,664,273	11,418,246	1,753,973
Silver	113	5/26/2023	12,377,074	13,676,955	1,299,881
Soybean	221	5/12/2023	16,111,550	16,906,500	794,950
Soybean Meal	227	5/12/2023	9,115,310	10,464,700	1,349,390
Soybean Oil	238	5/12/2023	9,888,373	9,130,632	(757,741)
Sugar	364	5/28/2023	7,480,755	7,631,770	151,015
Wheat	202	5/12/2023	8,525,219	8,067,375	(457,844)
Zinc LME *	97	1/18/2023	7,144,691	7,251,356	106,665
Zinc LME *	96	3/15/2023	7,520,674	7,143,600	(377,074)
Zinc LME *	100	5/17/2023	7,223,091	7,399,375	176,284
					$5,776,901
Short Contract Positions
Aluminum LME *	(159)	1/18/2023	(9,118,107)	(9,339,302)	(221,195)
Aluminum LME *	(159)	3/15/2023	(9,392,535)	(9,428,740)	(36,205)
Aluminum LME *	(12)	5/17/2023	(727,231)	(718,500)	8,731
Nickel LME *	(61)	1/18/2023	(8,633,896)	(10,943,766)	(2,309,870)
Nickel LME *	(60)	3/15/2023	(8,990,027)	(10,816,200)	(1,826,173)
Nickel LME *	(4)	5/17/2023	(683,659)	(724,968)	(41,309)
Zinc LME *	(97)	1/18/2023	(7,674,903)	(7,251,356)	423,547
Zinc LME *	(96)	3/15/2023	(6,970,251)	(7,143,600)	(173,349)
Zinc LME *	(7)	5/17/2023	(558,558)	(517,956)	40,602
					$(4,135,221)
					$1,641,680

*	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.
See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

December 31, 2022
Shares or Principal Amount		Value
SHORT-TERM INVESTMENTS—94.0%
MONEY MARKET FUNDS—13.6%
Invesco Government & Agency Portfolio, 3.67% (a)	4,205,617	$ 4,205,617
Total Money Market Funds		4,205,617
U.S. TREASURIES—80.4%
U.S. Treasury Bills
3.82%, 01/03/2023 (b)	$1,000,000	1,000,000
3.39%, 01/05/2023 (b)	1,000,000	999,798
3.51%, 01/10/2023 (b)	5,000,000	4,996,488
3.55%, 01/12/2023 (b)(c)	1,500,000	1,498,700
3.63%, 01/17/2023 (b)	1,500,000	1,497,857
3.94%, 01/19/2023 (b)(c)	1,450,000	1,447,670
4.04%, 01/31/2023 (b)	1,000,000	996,940
3.95%, 02/07/2023 (b)	1,500,000	1,494,306
4.00%, 02/14/2023 (b)	1,500,000	1,492,957
4.01%, 02/21/2023 (b)	1,500,000	1,491,524
4.27%, 02/28/2023 (b)	1,500,000	1,489,998
4.21%, 03/02/2023 (b)	500,000	496,589
4.18%, 03/09/2023 (b)	1,500,000	1,488,521
4.23%, 03/16/2023 (b)	1,500,000	1,487,576
4.21%, 03/23/2023 (b)	1,500,000	1,486,055
4.34%, 03/30/2023 (b)	1,500,000	1,484,652
Total U.S. Treasuries		24,849,631
Total Short-Term Investments		29,055,248
Total Investments (Cost $29,050,039)—94.0%		29,055,248
Other Assets in Excess of Liabilities—6.0%		1,861,736
Net Assets—100.0%		$30,916,984

(a)	The rate shown is the 7-day yield as of December 31, 2022.
(b)	The rate shown is the discount yield at the time of purchase.
(c)	All or a portion of the security pledged as collateral for Futures Contracts, with a total collateral value of $2,946,361.
As of December 31, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments for federal income tax purposes was as follows:
Federal Tax Cost	$29,050,039
Unrealized Appreciation	$3,632,638
Unrealized Depreciation	(982,876)
Net Unrealized Appreciation (Depreciation)	$2,649,762
See accompanying notes to the consolidated financial statements.

Consolidated Schedule of Portfolio Investments
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF  (concluded)

December 31, 2022
At December 31, 2022, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
Aluminum LME *	132	1/18/2023	$7,576,455	$7,753,383	$176,928
Aluminum LME *	122	3/15/2023	7,532,583	7,234,631	(297,952)
Copper	104	3/29/2023	9,698,074	9,907,300	209,226
Nickel LME *	50	1/18/2023	6,749,794	8,970,300	2,220,506
Nickel LME *	47	3/15/2023	8,385,046	8,472,690	87,644
Zinc LME *	80	1/18/2023	5,864,508	5,980,500	115,992
Zinc LME *	74	3/15/2023	6,011,008	5,506,525	(504,483)
					$2,007,861
Short Contract Positions
Aluminum LME *	(132)	1/18/2023	(8,073,007)	(7,753,383)	319,624
Aluminum LME *	(1)	3/15/2023	(59,596)	(59,300)	296
Nickel LME *	(50)	1/18/2023	(8,800,298)	(8,970,300)	(170,002)
Nickel LME *	(1)	3/15/2023	(169,862)	(180,270)	(10,408)
Zinc LME *	(80)	1/18/2023	(6,473,098)	(5,980,500)	492,598
Zinc LME *	(1)	3/15/2023	(78,996)	(74,413)	4,583
					$636,691
					$2,644,552

*	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. See Note 2.
See accompanying notes to the consolidated financial statements.

Consolidated Statements of Assets and Liabilities

December 31, 2022
	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
ASSETS:
Investments, at cost	$876,858,293	$273,652,648	$29,050,039
Investments, at value	877,061,423	273,718,151	29,055,248
Cash	—	101	—
Deposits at broker for futures contracts	20,299,666	15,860,263	727,807
Due from broker	13,550	—	—
Interest and dividends receivable	210,215	24,380	9,222
Receivable for capital shares issued	8,792,360	—	—
Unrealized appreciation on open futures contracts	45,342,155	14,607,366	3,627,397
Total assets	951,719,369	304,210,261	33,419,674
LIABILITIES:
Due to custodian	12,477	—	—
Payable for investments purchased	39,734,093	10,926,876	1,490,028
Payable for capital shares redeemed	—	1,721,080	—
Unrealized depreciation on open futures contracts	37,606,446	12,965,686	982,845
Advisory fees payable	619,415	200,888	29,195
Legal fees	5,780	4,799	622
Total liabilities	77,978,211	25,819,329	2,502,690
NET ASSETS	$873,741,158	$278,390,932	$30,916,984
NET ASSETS CONSIST OF:
Paid in capital	$875,209,023	$274,486,777	$28,295,792
Distributable earnings/(accumulated loss)	(1,467,865)	3,904,155	2,621,192
NET ASSETS	$873,741,158	$278,390,932	$30,916,984
Shares (unlimited number of shares authorized, no par value)	39,750,001	8,050,001	1,250,000
Net Asset Value	$21.98	$34.58	$24.73

Amounts listed as “—” are $0 or round to $0.
See accompanying notes to the consolidated financial statements.

Consolidated Statements of Operations

For the Year Ended December 31, 2022
	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
INVESTMENT INCOME:
Interest income	$14,260,188	$4,093,485	$485,663
Total Income	14,260,188	4,093,485	485,663
EXPENSES:
Advisory fee (See Note 4)	3,087,423	932,643	168,331
Legal fees and expenses	74,738	23,516	2,746
Total operating expenses before reimbursed/waived expenses	3,162,161	956,159	171,077
Expenses waived and/or reimbursed by Advisor (see Note 4)	(601,781)	(174,509)	(43,860)
Total Net Expenses after Waivers	2,560,380	781,650	127,217
Net Investment Income	11,699,808	3,311,835	358,446
NET REALIZED AND UNREALIZED GAIN (LOSS):
Realized loss on investment transactions	(420,261)	(152,269)	(53,746)
Realized gain/(loss) on futures contracts	65,766,621	5,888,922	(5,274,499)
Net realized gain/(loss) from investments and future transactions	65,346,360	5,736,653	(5,328,245)
Net change in unrealized appreciation/(depreciation) on investment transactions	220,787	67,017	5,656
Net change in unrealized appreciation/(depreciation) on futures contracts	2,436,737	780,593	2,112,697
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	2,657,524	847,610	2,118,353
Net realized/unrealized gain/(loss) from investments and future transactions	68,003,884	6,584,263	(3,209,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,703,692	$9,896,098	$(2,851,446)
See accompanying notes to the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

For the Periods Indicated
	abrdn Bloomberg All Commodity Strategy K-1 Free ETF		abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF		abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Period Ended December 31, 2021(a)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)	$11,699,808	$(1,270,531)	$3,311,835	$(94,794)	$358,446	$(25,151)
Net realized gain/(loss) from investments and future transactions	65,346,360	133,037,531	5,736,653	8,466,120	(5,328,245)	605,144
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	2,657,524	(18,788,322)	847,610	204,899	2,118,353	531,409
Net Increase (Decrease) in Net Assets Resulting from Operations	79,703,692	112,978,678	9,896,098	8,576,225	(2,851,446)	1,111,402
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings	(113,253,029)	(117,946,756)	(13,365,522)	(5,866,728)	(221,713)	(423,843)
Return of Capital	(55,111,943)	—	(412,358)	—	—	—
Change in net assets from shareholder distributions	(168,364,972)	(117,946,756)	(13,777,880)	(5,866,728)	(221,713)	(423,843)
CAPITAL TRANSACTIONS: (b)
Proceeds from shares issued	555,573,344	406,195,177	260,093,618	73,604,954	13,231,416	26,347,843
Cost of shares redeemed	(232,975,305)	(98,868,490)	(65,474,285)	—	(6,276,650)	(25)
Change in net assets from capital transactions	322,598,039	307,326,687	194,619,333	73,604,954	6,954,766	26,347,818
Change in net assets	233,936,759	302,358,609	190,737,551	76,314,451	3,881,607	27,035,377
NET ASSETS:
Beginning of year	639,804,399	337,445,790	87,653,381	11,338,930	27,035,377	—
End of year	$873,741,158	$639,804,399	$278,390,932	$87,653,381	$30,916,984	$27,035,377
SHARE TRANSACTIONS:
Beginning of year	27,900,001	15,500,001	2,850,001	450,001	1,050,000	—
Issued	20,450,000	16,150,000	7,050,000	2,400,000	450,000	1,050,001
Redeemed	(8,600,000)	(3,750,000)	(1,850,000)	—	(250,000)	(1)
Shares outstanding, end of year	39,750,001	27,900,001	8,050,001	2,850,001	1,250,000	1,050,000

(a)	For the period from September 22, 2021 (commencement of operations) through December 31, 2021.
(b)	Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 9 to the Financial Statements.
Amounts listed as “-” are $0 or round to $0.
See accompanying notes to the consolidated financial statements.

Consolidated Financial Highlights

For the Periods Indicated

	Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance
	Investment Operations				Distributions
	Net asset value, beginning of year	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net investment income	Tax return of Capital	Total distributions
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Year Ended December 31, 2022	$22.93	$0.32	$3.14	$3.46	$(2.89)	$(1.52)	$(4.41)
Year Ended December 31, 2021	21.77	(0.05)	5.68	5.63	(4.47)	—	(4.47)
Year Ended December 31, 2020	22.64	0.05	(0.77)(g)	(0.72)	(0.15)	—	(0.15)
Year Ended December 31, 2019	21.38	0.45	1.14	1.59	(0.33)	—	(0.33)
Year Ended December 31, 2018	24.48	0.40	(3.26)	(2.86)	(0.24)	—	(0.24)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year Ended December 31, 2022	30.76	0.47	5.15	5.62	(1.74)	(0.06)	(1.80)
Year Ended December 31, 2021	25.20	(0.07)	8.18	8.11	(2.55)	—	(2.55)
Year Ended December 31, 2020	24.48	0.03	1.02	1.05	(0.33)	—	(0.33)
Year Ended December 31, 2019	23.10	0.46	1.30	1.76	(0.38)	—	(0.38)
Year Ended December 31, 2018	26.04	0.40	(2.97)	(2.57)	(0.37)	—	(0.37)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Year Ended December 31, 2022	25.75	0.29	(1.13)	(0.84)	(0.18)	—	(0.18)
Year Ended December 31, 2021 (h)	25.00	(0.02)	1.17	1.15	(0.40)	—	(0.40)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share net investment income (loss) has been calculated using the average daily shares method.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate. In-Kind transactions are not included in the portfolio turnover.
(g)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(h)	For the period from September 22, 2021 (commencement of operations) through December 31, 2021.
Amounts listed as “-” are $0 or round to $0.
See accompanying notes to the consolidated financial statements.

Selected Data For A Share Outstanding Throughout The Periods Indicated
Per Share Operating Performance			Ratios/Supplemental Data
	Total Return(a)		Ratios To Average Net Assets(b)				Supplemental Data
Net asset value, end of year	Net asset value(d)	Market value (Unaudited)(e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of year (000's)	Portfolio turnover rate(a)(f)

$21.98	15.13%	15.24%	0.32%	0.26%	1.12%	1.18%	$873,741	—
22.93	26.27%	25.85%	0.30%	0.25%	(0.25%)	(0.20%)	639,804	—
21.77	(3.17%)	(2.77%)	0.31%	0.25%	0.20%	0.26%	337,446	—
22.64	7.47%	7.06%	0.30%	0.25%	1.94%	2.00%	176,591	—
21.38	(11.70%)	(11.24%)	0.34%	0.29%	1.62%	1.67%	195,583	—

34.58	18.33%	18.43%	0.37%	0.30%	1.20%	1.27%	278,391	—
30.76	32.40%	31.74%	0.35%	0.29%	(0.30%)	(0.24%)	87,653	—
25.20	4.29%	4.79%	0.35%	0.29%	0.06%	0.12%	11,339	—
24.48	7.64%	7.31%	0.34%	0.29%	1.85%	1.90%	3,671	—
23.10	(9.89%)	(8.64%)	0.34%	0.29%	1.48%	1.53%	3,466	—

24.73	(3.25%)	(3.30%)	0.54%	0.40%	0.99%	1.13%	30,917	—
25.75	4.66%	4.83%	0.47%	0.39%	(0.44%)	(0.35%)	27,035	—

Amounts listed as “—” are $0 or round to $0.
See accompanying notes to the consolidated financial statements.

Notes to Consolidated Financial Statements

December 31, 2022
1.    Organization
abrdn ETFs (the “Trust”) was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust currently consists of three series: abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (each a “Fund” and collectively, the “Funds”). The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).
Each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF commenced investment operations on March 30, 2017. The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF commenced investment operations on September 22, 2021.
Each Fund’s investment objective seeks to provide investment results that closely correspond, before fees and expenses, to the performance of an underlying index (respectively, an “Index” and collectively the “Indices”). Prior to August 3, 2021, each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF operated under certain different investment policies in connection with a change from an actively-managed ETF to a passively-managed ETF. Prior to changing from an actively-managed ETF to a passively-managed ETF, however, each of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF generally sought to hold similar interests to those included in its respective Index and sought exposure to many of the commodities included in the Index under the same futures rolling schedule as the Index.
Basis of Consolidation:
The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Funds include the accounts of abrdn All Commodity Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn All Commodity Longer Dated Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and abrdn Industrial Metals Fund Limited, a wholly-owned controlled foreign corporation of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF. Each of these subsidiaries is organized under the laws of the Cayman Islands (together, the “Subsidiaries” and, each, a “Subsidiary”). All intercompany balances and transactions between a Fund and its Subsidiary have been eliminated in consolidation.
Under normal market conditions, each Fund intends to invest in exchange traded commodity futures contracts through its Subsidiary. As a means to provide investment returns that are designed to track those of its underlying Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange traded funds and other investment companies), swaps and exchange traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange traded commodities futures contracts, “Commodities Instruments”). Each Fund may invest up to 25% of its total assets in its Subsidiary. As of December 31, 2022, the net assets of the abrdn All Commodity Fund Limited were $183,157,021, which was 21.0% of the net assets of abrdn Bloomberg All Commodity Strategy K-1 Free ETF. As of December 31, 2022, the net assets of the abrdn All Commodity Longer Dated Fund Limited were $59,777,419, which was 21.5% of the net assets of abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF. As of December 31, 2022, the net assets of the abrdn Industrial Metals Fund Limited were $6,309,102, which was 20.4% of the net assets of abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF.
As noted previously, each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its respective Subsidiary. Each Fund’s investment in its respective Subsidiary is intended to enable such Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Fund and its respective Subsidiary have the same investment objective. However, the Subsidiaries may invest without limitation in the Commodities Instruments.
The remainder of each Fund’s assets that are not invested in its Subsidiary will be principally invested in: (1) short-term investment grade fixed-income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodities Instruments.

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
2.    Summary of Significant Accounting Policies
The Funds’ consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require management to make estimates and assumptions that affect the reported amounts and disclosures and disclosure of contingent assets and liabilities in the financial statements. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — "Financial Services Investment Companies".
Investment Valuation
The net asset value (“NAV”) of each Fund is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange Arca (“NYSE Arca” or the “Listing Exchange”), generally 4:00 p.m. Eastern Standard Time (the “NAV Calculation Time”).
NAV per share is calculated by dividing a Fund’s NAV by the number of Fund shares outstanding.
In calculating each Fund’s NAV, Fund investments generally are valued using market valuations. The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair Value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Short-term debt securities with remaining maturities of sixty (60) days or less when originally acquired are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.
Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation.
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair valuation determinations relating to Fund investments for which market quotations are not readily available. Securities that may be valued using fair value pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Funds’ NAV Calculation Time that may materially affect the value of the Funds’ investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”
When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index. This may adversely affect a Fund’s ability to track the Index.
Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized in three levels listed below:
•	Level 1— Unadjusted quoted prices in active markets for identical assets on the measurement date that the Funds have the ability to access.
•	Level 2— Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3— Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. For each of the Funds, there were no Level 3 investments held for the fiscal year ended December 31, 2022.
The following is a summary of the valuations as of December 31, 2022, for each Fund based upon the three levels defined above.
Investments, at Value	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Assets
Investments in Securities
Short-Term Investments	$48,650,947	$828,410,476	$—	$877,061,423
Total Investments	$48,650,947	$828,410,476	$—	$877,061,423
Other Financial Instruments
Futures Contracts	45,342,155	—	—	45,342,155
Total Assets	$93,993,102	$828,410,476	$—	$922,403,578
Liabilities
Other Financial Instruments
Futures Contracts	$(37,606,446)	$—	$—	$(37,606,446)
Total Liabilities	$(37,606,446)	$—	$—	$(37,606,446)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Assets
Investments in Securities
Short-Term Investments	$10,332,977	$263,385,174	$—	$273,718,151
Total Investments	$10,332,977	$263,385,174	$—	$273,718,151
Other Financial Instruments
Futures Contracts	14,607,366	—	—	14,607,366
Total Assets	$24,940,343	$263,385,174	$—	$288,325,517
Liabilities
Other Financial Instruments
Futures Contracts	$(12,965,686)	$—	$—	$(12,965,686)
Total Liabilities	$(12,965,686)	$—	$—	$(12,965,686)
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Assets
Investments in Securities
Short-Term Investments	$4,205,617	$24,849,631	$—	$29,055,248
Total Investments	$4,205,617	$24,849,631	$—	$29,055,248
Other Financial Instruments
Futures Contracts	3,627,397	—	—	3,627,397
Total Assets	$7,833,014	$24,849,631	$—	$32,682,645
Liabilities
Other Financial Instruments

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
Investments, at Value	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Futures Contracts	$(982,845)	$—	$—	$(982,845)
Total Liabilities	$(982,845)	$—	$—	$(982,845)
Money Market Instruments
Each Fund invests a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Derivatives
Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Funds’ use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.
Commodity Futures
Each Fund, through its Subsidiary, invests in exchange traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.
Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit.This limit could prevent a Fund from trading when it may otherwise be advantageous to do so. Even with daily price limits, commodity futures contracts have historically experienced greater price volatility than traditional assets such as stocks or bonds. Accordingly, the NAV of a Fund’s shares may be subject to greater volatility than if the Fund only invested in stocks or bonds. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.
More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other.
Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearing house and it will be the clearing house that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.
To ensure a party to a futures contract fulfills its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, in which situation margin payments will continue to be required.
When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract means that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. At period end, the net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Consolidated Statements of Assets and Liabilities. Any margin deposited by a Subsidiary should earn interest income.
Rule 18f-4 under the 1940 Act governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund must limit its derivatives exposure through a value-at-risk test, adopt and implement a derivatives risk management program, and comply with certain reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, a fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
For the year ended December 31, 2022, the average notional value of the Futures Contracts held by the Funds was as follows:
Derivative	abrdn Bloomberg All Commodity Strategy K-1 Free ETF	abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Long Futures Contracts	$1,058,010,800	$312,008,391	$44,292,984
Short Futures Contracts	$(53,772,521)	$(43,495,875)	$(14,066,846)

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
The following tables indicate the location of derivative instruments on the Consolidated Statements of Assets and Liabilities as well as the effect of derivative instruments on the Consolidated Statements of Operations during the reporting period.
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Assets:
Unrealized appreciation on:
Futures Contracts	$—	$—	$—	$—	$45,342,155	$45,342,155
Total	$—	$—	$—	$—	$45,342,155	$45,342,155
Liabilities:
Unrealized depreciation on:
Futures Contracts	$—	$—	$—	$—	$37,606,446	$37,606,446
Total	$—	$—	$—	$—	$37,606,446	$37,606,446

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Realized gain (loss) on:
Futures Contracts	$—	$—	$—	$—	$65,766,621	$65,766,621
Total	$—	$—	$—	$—	$65,766,621	$65,766,621
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Futures Contracts	$—	$—	$—	$—	$2,436,737	$2,436,737
Total	$—	$—	$—	$—	$2,436,737	$2,436,737
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Assets:
Unrealized appreciation on:
Futures Contracts	$—	$—	$—	$—	$14,607,366	$14,607,366
Total	$—	$—	$—	$—	$14,607,366	$14,607,366
Liabilities:
Unrealized depreciation on:
Futures Contracts	$—	$—	$—	$—	$12,965,686	$12,965,686
Total	$—	$—	$—	$—	$12,965,686	$12,965,686

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Realized gain (loss) on:
Futures Contracts	$—	$—	$—	$—	$5,888,922	$5,888,922
Total	$—	$—	$—	$—	$5,888,922	$5,888,922
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Futures Contracts	$—	$—	$—	$—	$780,593	$780,593
Total	$—	$—	$—	$—	$780,593	$780,593
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Assets:
Unrealized appreciation on:
Futures Contracts	$—	$—	$—	$—	$3,627,397	$3,627,397
Total	$—	$—	$—	$—	$3,627,397	$3,627,397
Liabilities:
Unrealized depreciation on:
Futures Contracts	$—	$—	$—	$—	$982,845	$982,845
Total	$—	$—	$—	$—	$982,845	$982,845

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Realized gain (loss) on:
Futures Contracts	$—	$—	$—	$—	$(5,274,499)	$(5,274,499)
Total	$—	$—	$—	$—	$(5,274,499)	$(5,274,499)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Futures Contracts	$—	$—	$—	$—	$2,112,697	$2,112,697
Total	$—	$—	$—	$—	$2,112,697	$2,112,697

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
Taxes and Distributions
Each Fund intends to continue to qualify as a regulated investment company (a "RIC") by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no federal income tax provision is required in the financial statements.
The Subsidiaries are exempted Cayman investment companies and as such are not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiaries are controlled foreign corporations not subject to U.S. income taxes. As wholly- owned controlled foreign corporations, the Subsidiaries’ net income and capital gains, if any, will be included each year in the Funds’ investment company taxable income.
The Board oversees management of the Funds. As of December 31, 2022, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds pay out dividends and distribute net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. These distributions may be taxed as ordinary income or capital gains.
The tax character of the distributions paid for the tax years ended December 31, 2022 and December 31, 2021 were as follows:
	Year Ended December 31, 2022				Year Ended December 31, 2021
	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of captial	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of captial	Total Distributions
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$113,253,029	$—	$55,111,943	$168,364,972	$117,946,756	$—	$—	$117,946,756
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	13,365,522	—	412,358	13,777,880	5,866,728	—	—	5,866,728
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	221,713	—	—	221,713	423,843	—	—	423,843

At December 31, 2022, the components of accumulated earnings (deficit) on tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$—	$—	$(373,394)	$(1,094,471)
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	—	—	(127,571)	4,031,726
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	3,434	—	(32,004)	2,649,762

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
Permanent differences, primarily due to income and gain/loss from investments in the Subsidiaries, resulted in the following reclassifications as of December 31, 2022, among the Funds’ components of net assets:
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$(94,202,268)	$94,202,268
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	(9,384,387)	9,384,387
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	(5,323,045)	5,323,045
For the tax year ended December 31, 2022, the following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by regulations:
Fund	Short-Term	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$373,394	$373,394
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	127,571	127,571
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	32,004	32,004
Under current tax rules, Regulated Investment Companies can elect to treat certain post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2022, none of the Funds had post-October capital losses.
3.    Investment Transactions and Related Income and Expenses
Throughout the reporting period, investment transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.
4.    Transactions with Related Parties, Investment Advisory Fees
Under the terms of the Trust’s Investment Advisory Agreement (the “Investment Advisory Agreement”), abrdn ETFs Advisors LLC (the “Advisor”) is subject to the supervision of the Board and is responsible for the day-to-day business of the Trust, including the day-to-day management of risk of the Funds in accordance with each Fund’s investment objectives and policies. As compensation for its advisory services and assumption of each Fund’s expenses, the Advisor is entitled to a management fee, computed daily and payable monthly, at an annual rate of 0.25% (abrdn Bloomberg All Commodity Strategy K-1 Free ETF), 0.29% (abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF) and 0.39% (abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF) of average daily net assets of each Fund and its Subsidiary.
Vident Investment Advisory, LLC (the “Sub-Advisor”) serves as the sub-advisor to the Funds and Subsidiaries. Under the sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Advisor and the Board. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of each Fund, subject to a minimum annual fee, as set forth below:
Fund	Annual Rate	Minimum Annual Fee
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million	$18,000
	0.045% on next $250 million
	0.04% on assets over $500 million
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
Fund	Annual Rate	Minimum Annual Fee
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000
A trustee and certain officers of the Trust are employees of the Advisor or its affiliates, or the Administrator.
Pursuant to the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, including the fees payable to the Sub-Advisor, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) fees of counsel to the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates (the “Independent Trustees”); (iv) compensation and expenses of the Trust’s CCO; (v) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (viii) any fees and expenses related to the provision of securities lending services; and (ix) the advisory fee payable to the Advisor. The expenses of the Funds for which the Advisor has agreed to pay pursuant to the Investment Advisory Agreement are referred to as “Covered Expenses”. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by the Advisor.
The Advisor also serves as advisor to each Fund’s Subsidiary and each Subsidiary pays a proportion of the management fee of the Advisor. The advisory fee paid by each Fund is based on the Fund’s average daily net assets, which includes the net assets of the relevant Subsidiary. In recognition of this, the Advisor has contractually agreed to waive the management fees that it receives from the Funds in an amount equal to the management fees paid to the Advisor by the Subsidiaries. This undertaking will continue in effect until at least one year from the date of the Funds’ currently effective prospectus, and for so long as the Funds invest in the Subsidiaries and may be terminated only with the approval of the Board, except that it would terminate automatically if the Advisory Agreement with the Trust terminates.
5.    Administration Fees
abrdn Inc. (the “Administrator”) serves as the Funds’ administrator, and State Street Bank and Trust Company (the “Sub-Administrator”) serves as sub-administrator. The Sub-Administrator provides certain administrative services to the Funds. For these services, the Sub- Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses that are paid by the Advisor as described above.
6.    Custodian Fees
State Street Bank and Trust Company (the “Custodian”) serves as custodian for the Funds in accordance with a Master Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses that are paid by the Advisor as described above.
7.    Trustees Fees
The Advisor pays the compensation for the Independent Trustees of the Trust. Each of the three Independent Trustees received an aggregate fee consisting of a $25,000 annual retainer, payable quarterly, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees during the year ended December 31, 2022.  Effective January 1, 2023, each Independent Trustee will receive an aggregate fee consisting of a $34,000 annual retainer and a $4,000 per-meeting fee, payable quarterly, plus expenses, for his or her services as a Trustee of the Trust and as a member of any Board committees. These fees and expenses are Covered Expenses that are paid by the Advisor as described above.

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
8.    Distribution and Service Plan
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9). Each Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which payment of up to 0.25% of average daily net assets may be made. However, no such fee is currently paid by the Funds.
9.    Issuance and Redemption of Fund Shares
Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and institutions) that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or, individually, an “Authorized Participant”) in exchange for the deposit or delivery of assets (securities and/or cash), in large blocks known as creation units ("Creation Units"), each of which is comprised of a specified number of shares. Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transaction may be subject to customary commission rates imposed by the broker-dealer. Information related to share transactions for each Fund during the reporting period is presented on the Consolidated Statements of Changes in Net Assets. The Funds each offer one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee.
Creation/Redemption Transaction Fee. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services. To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase or redemption because of the 2% transaction fee cap or otherwise, those transaction costs will be borne by the Fund and negatively affect the Fund’s performance.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*	Maximun Transaction Fee**
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$100	2%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	100	2
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	100	2

*	An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Advisor’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
10.  Investment Transactions
For the fiscal year ended December 31, 2022, there were no costs associated with securities purchased or proceeds from sales of securities as all of the operational Funds were invested in short-term securities only.
11.  In-Kind Transactions
Each Fund may deliver its investment securities in exchange for the redemption of shares (redemptions-in-kind). Cash and securities can be transferred for redemptions at fair value. For financial reporting purposes, each Fund records net realized gains and losses in connection with each transaction. Each Fund may also receive securities in exchange for subscriptions of shares (subscriptions-in-kind). For the fiscal year ended December 31, 2022, there were no in-kind transactions.

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
12.  Principal Risks
The Funds’ investments are subject to a variety of risks that may cause the Funds’ net asset values to fluctuate over time. Therefore, the value of an investment in a Fund could decline and an investor could lose money. Also, there is no assurance that the Advisor or the Sub-Advisor will achieve the Funds’ objectives. Unless otherwise specified, the risks described in this Note apply to each Fund.
a.    General Market Risk
An investment in a Fund should be made with an understanding that the value of each Fund’s assets may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see “Commodity Price Risk”). In addition, political, economic, social and other conditions, such as war, terrorism, social unrest, public health emergencies (i.e., pandemics like COVID-19), natural disasters, or other similar issues, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund’s investments. For example, the COVID-19 pandemic has caused major disruptions to economies and markets around the world, including the markets in which the Funds invest, and which has and may continue to negatively impact the value of certain of the Funds’ investments. Although vaccines for COVID-19 are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Funds may experience negative impacts that could exacerbate other risks to which the Funds are subject. In addition, armed conflict can result in significant disruptions to the commodities markets. In response to such conflict or for other reasons, governments may impose economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, prevent or prohibit certain entities or individuals from participating in the commodities markets or otherwise impact the functioning of those markets. Such actions could decrease the liquidity and value of instruments held by a Fund. Sanctions could also result in countermeasures or retaliatory actions, which may adversely impact a Fund’s investments, including those that are not economically tied to sanctioned countries, entities and/or individuals. Although it is not possible to predict the impact that any sanctions and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance.
In addition, in February 2022, Russia commenced a military attack on Ukraine. The ongoing of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
b.    Commodity Price Risk
The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors, including:
•	global or regional political, economic or financial events and situations, particularly war, terrorism, expropriation and other activities which might lead to disruptions to supply from countries that are major commodity producers;
•	investment trading, hedging or other activities conducted by large trading houses, producers, users, hedge funds, commodities funds, governments or other speculators which could impact global supply or demand;
•	the weather, which can affect short-term demand or supply for some commodities;
•	the future rates of economic activity and inflation, particularly in countries which are major consumers of commodities;
•	major discoveries of sources of commodities; and

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
•	disruptions to the infrastructure or means by which commodities are produced, distributed and stored, which are capable of causing substantial price movements in a short period of time.
Prices of commodity futures contracts fluctuate widely and have in the past experienced periods of extreme volatility and this may be affected by:
•	commodity prices generally;
•	trading activities on the exchanges upon which they trade, which might be impacted by the liquidity in the futures contracts; and
•	trading activity specific to particular futures contract(s) and maturities.
c.    Commodity Sector Risks
The daily performance of the spot price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.
•	Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities, including coffee, corn, cotton, lean hogs, live cattle, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.
•	Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities, including crude oil (West Texas Intermediate, or WTI, and Brent), low sulfur gas oil, natural gas, nickel, RBOB (reformulated blendstock for oxygenate blending) gasoline and ULS (ultra low sulfur) diesel, has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance. The energy sector has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.
•	Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, gold, nickel, silver and zinc, has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.
As of the date of this report, the Bloomberg Industrial Metals Subindex ("BCOMIN"), the index that the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF seeks to track, consists of 4 commodities futures contracts with respect to the following industrial metals: aluminum, copper, nickel and zinc. Consequently, in addition to factors affecting commodities generally, the BCOMIN may be subject to a number of additional factors specific to industrial metals, and in particular aluminum, copper, nickel and zinc, that might cause price volatility. These may include, among others:
•	changes in the level of industrial activity using industrial metals, and in particular aluminum, copper, nickel and zinc, including the availability of substitutes such as man-made or synthetic substitutes;
•	disruptions in the supply chain, from mining to storage to smelting or refining;

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
•	adjustments to inventory;
•	variations in production costs, including storage, labor and energy costs;
•	costs associated with regulatory compliance, including environmental regulations; and
•	changes in industrial, government and consumer demand, both in individual consuming nations and internationally.
d.    Passive Management Risk
Because the Funds are not “actively” managed, unless a specific security is removed from the Index, the Funds generally would not sell an investment because of the investment’s performance. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more investments. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.
e.    Index Tracking Risk
As with all index funds, the performance of a Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.Index tracking risk may also occur because of differences between the investments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Moreover, the Fund may be delayed in purchasing or selling investments included in the Index. In addition, the Fund may not be fully invested in the investments included in the Index at all times or may hold investments that are not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that do not track such indices.
f.    Index-Related Risk
There is no guarantee that a Fund’s investment results will closely correspond, before fees and taxes, to the performance of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
g.    Fixed-Income Securities Risk
Fixed-income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed-income securities are subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk. Fixed-income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.
•	Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed-income security may affect its credit risk. Credit risk of a security may change over its life and rated securities

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
are often reviewed and may be subject to downgrade by a rating agency. A Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued.
•	Interest Rate Risk. Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed-income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed-income securities can be expected to rise. A Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates. In addition, a Fund’s income may decline due to falling interest rates or other factors. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.
•	Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from a Fund.
•	Liquidity Risk. A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value.
•	Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.
•	Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.
h.    Money Market Risk
Money market instruments may be subject to market risk and credit risk. There is no guarantee that money market instruments will maintain their value.
i.    Futures Contracts Risk
The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity; (ii) possible lack of a liquid secondary market for a futures contract; (iii) the inability to open or close a futures contract or cash commodity position when desired; (iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited); (v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time; (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices. Although it is intended that the Fund will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not currently plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.
Utilization of futures and options on futures by a Fund, through its Subsidiary, involves the risk of loss by the Subsidiary of margin deposits in the event of bankruptcy of a broker with whom the Subsidiary has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Subsidiary as to anticipated trends, which predictions could prove to be incorrect.
There is also liquidity risk that a particular future cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. If the Subsidiary encounters problems and it is not possible to close out the relevant positions, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. This could prevent the Subsidiary from being able to sell a security or make an investment at the optimum time or require it to sell that investment at a disadvantageous time. Due to liquidity risk in the underlying instruments, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.
The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract. However, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options may be unlimited.
Although it is intended that the Funds will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. An exchange may halt or suspend trading in such instruments, potentially for an extended period of time. When trading in such instruments is halted or suspended, it may not be possible to enter into or close out of positions in such instruments when it would otherwise be desirable to do so. An exchange may also cancel trades in futures contracts, which could prevent a Fund from implementing its investment strategy. These actions could significantly impact the value of such instruments and potentially subject a Fund to substantial losses. They could also make it more difficult for a Fund to value a particular instrument, potentially resulting in tracking error. In addition, they could cause a Fund to hold a particular instrument until the contractual delivery date or impair the Fund’s ability to access assets used to cover its positions in such instruments. Furthermore, when an exchange cancels, halts or suspends trading in one instrument, the value or liquidity of other instruments may also be impacted.
Certain of the futures contracts in which a Fund may invest trade on non-U.S. exchanges, such as the London Metal Exchange (“LME”), that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of trading halts and/or limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. In certain circumstances, a Fund may be required to dispose of, or novate, certain of its futures contracts earlier than the contracts’ prompt date in order to meet shareholder redemption requests. The counterparties through which a Fund or the Sub-Advisor trade may impose additional fees and interest charges for novating futures contracts, which may reduce the proceeds due to the Fund on such contracts below the price at which they are valued and the Fund’s NAV may decline as a result. For example, unlike U.S. futures exchanges, the LME has no daily price fluctuation limits that restrict the extent of daily fluctuations in the prices of contracts traded on the LME, thereby creating the possibility that prices for one or more contracts traded on the LME, including the index component, could continue to decline without limitation over a period of trading days. However, the LME has in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on the LME for reasons including unprecedented price activity. Additionally, because contracts traded on the LME may call for delivery on a daily, weekly, or monthly basis, there may be an increased risk of a concentration of positions in contracts trading on the LME on particular delivery dates as compared to futures contracts traded on U.S. futures exchanges.
j.    Roll Yield
During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Funds holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of a Fund.

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
k.    Authorized Participants
Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into Authorized Participant Agreements with only a limited number of institutions. Should these Authorized Participants cease to act as such or for any reason be unable to create or redeem shares of the Funds and new Authorized Participants not appointed in their place, shares of the Funds may trade at a discount to that Fund’s net asset value and possibly face trading halts or delisting.
l.    Cash Redemption Risk
Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments.Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments at an inopportune time in order to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may also cause a Fund to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Funds may be less tax efficient and may have to pay out higher annual distributions than if the Funds used the in-kind redemption process. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell Shares on an exchange. Redemption requests may occasionally exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. In addition, settlement periods on the LME may result in the need for a Fund to dispose of, or novate, certain futures contracts early in order to meet redemption requests. In such circumstances, a Fund may incur additional transaction fees and interest charges and the Fund’s NAV may decline based on the difference between the price at which the Fund valued the contracts and the proceeds received.
m.    Commodity Pool Regulatory Risk
Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.
n.    Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
o.    Investment Company Securities
To the extent a Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.
p.    Investment Risk
An investor may lose the value of their entire investment or part of their investment in shares.
q.    Leverage Risk
To the extent a Fund is exposed directly or indirectly to leverage (through investments in commodities futures contracts) the value of the Fund may be more volatile than if no leverage were present.

Notes to Consolidated Financial Statements  (continued)

December 31, 2022
r.    Liquidity
Generally, only Authorized Participants may redeem Fund shares. Investors other than Authorized Participants wishing to realize their Fund shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Fund shares in the public trading market. Although each Fund’s shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained.
s.    Market Trading Risk
There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell shares in the public trading market. Although the shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Although it is expected that the market price of the shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).
t.    Non-Diversification Risk
As a “non-diversified” fund, each Fund may hold a smaller number of portfolio securities than many other funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, each Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Code.
u.    Sampling Risk
A Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.
v.    Shares May Trade at Prices Other than NAV
As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
w.    Subsidiary Investment Risk
Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the Subsidiaries are organized, respectively, could result in the inability of a Subsidiary to operate as intended and could negatively affect a Fund and its shareholders. Each Subsidiary is not registered under the 1940 Act, and, is not subject to the investor protections of the 1940 Act.
x.    Swap Agreements
Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of a Fund’s investment and its share price. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As with other transactions, a Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Notes to Consolidated Financial Statements  (concluded)

December 31, 2022
y.    Tax Risk
In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, each Fund, must among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of a Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. Each Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. Each Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor each Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If a Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Each Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.
z.    U.S. Government Securities
U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed-income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
13.  Indemnifications
Under the Trust’s organizational documents, the Trustees (and its directors, employees and agents) and the Advisor (and its members, managers, directors, officers, employees and affiliates) are indemnified by the Trust against any liability, cost or expense it incurs without gross negligence, bad faith or willful misconduct on its part and without reckless disregard on its part of its obligations and duties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Funds expect the risk of loss to be remote.
14.  Subsequent Events
Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there were no material subsequent events requiring adjustment to or disclosure in these consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of abrdn ETFs
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of abrdn ETFs comprising the funds listed below (the “Funds”) as of December 31, 2022, the related consolidated statements of operations, the consolidated statements of changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Consolidated Statements of Operations	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
abrdn Bloomberg All Commodity Strategy K-1 Free ETFand abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from September 22, 2021 (commencement of operations) through December 31, 2021
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2023

Tax Information

December 31, 2022 (Unaudited)
Treasury Income
For the year ended December 31, 2022, the percentage of income earned from direct U.S. Treasury obligations approximately amounted to the following:
Fund	Percentage
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	7.97%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	19.00
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	93.35

abrdn ETFs

Shareholder Voting Results (Unaudited)
Results of Special Meeting of Shareholders
At a special meeting of shareholders of the Trust held on October 27, 2022, shareholders voted to approve the election of Rose DiMartino and Christopher Demetriou as Trustees of the Trust. The description of the proposal and number of shares voted at the meeting are as follows:
Proposal:   To elect two Trustees to the Board of Trustees of the Trust:
Nominee	Votes For	Votes Withheld
Rose DiMartino	31,853,961	436,583
Christopher Demetriou	32,160,975	129,569

abrdn ETFs

Expense Examples (Unaudited)
As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
Actual Expenses
The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2022.
The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the entire period ended December 31, 2022.
The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value 12/31/22	Expenses Paid During the Period	Annualized Expense Ratio During Period
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Actual	$1,000.00	$976.70	$1.35	0.27%
Hypothetical	$1,000.00	$1,023.84	$1.38	0.27%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Actual	$1,000.00	$1,011.50	$1.57	0.31%
Hypothetical	$1,000.00	$1,023.64	$1.58	0.31%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Actual	$1,000.00	$1,073.00	$2.14	0.41%
Hypothetical	$1,000.00	$1,023.14	$2.09	0.41%

abrdn ETFs

Management of the Fund (Unaudited)
The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. The information in the tables below is as of December 31, 2022. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Advisor are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company, abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth *	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
Interested Trustees
Christopher Demetriou**** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1983	Trustee (since 2022)	Currently, Chief Executive Officer — UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.	3	None
Independent Trustees
Rose DiMartino c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Trustee (since 2022)	Retired since 2019. Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	3	None
John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee (since 2018)	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously, he was a Non-Executive Director for the UK company: NEX Group plc (2017-2018) (financial).	8	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
William Thomas c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Chairman (since 2022)	Mr. Thomas is the President of Wedgewood Partners (August 2015 — Present).	3	None

*	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.
**	As of December 31, 2022, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 20 portfolios) and abdrn ETFs (which consists of 3 portfolios). For the purposes of listing the number of funds in the Fund Complex overseen by each Board Member, each portfolio of abrdn Funds and abrdn ETFs is counted individually.
***	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Mr. Demetriou is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Advisor.

abrdn ETFs

Management of the Fund (Unaudited)  (continued)
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Christopher Demetriou ** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer — UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Steven Dunn ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Vice President	Since 2018	Currently, Head of Exchange-traded Funds for abrdn Inc. Mr. Dunn served as Executive Director, Head of U.S. for the Advisor from September 2015 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.
Sharon Ferrari ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2022	Currently, Senior Product Manager — US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	President (2022 — present), Previously, Vice President (2018 — 2022)	Currently, Director, Vice President and Head of Product & Client Solutions — Americas, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Management and Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager — US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2018	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.

abrdn ETFs

Management of the Fund (Unaudited)  (concluded)
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Andrew Kim ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Vice President (2022 — present), Previously, Assistant Secretary (2020 — 2022)	Currently, Senior Product Governance Manager — US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Assistant Treasurer***	Since 2018	Currently, Senior Product Manager — US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marisco ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager — US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Andrea Melia ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Principal Financial Officer and Treasurer***	Since 2018	Currently, Vice President and Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Adam Rezak ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Chief Compliance Officer and Vice President	Since 2014	Currently, Chief Compliance Officer — ETFs for abrdn Inc. Mr. Rezak served as Chief Compliance Officer of the Advisor from July 2014 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.
Lucia Sitar ** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Elected by and serves at the pleasure of the Board with no set term.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
***	The information presented in this table is as of December 31, 2022. Subsequent to the reporting period, in connection with her retirement, Andrea Melia has resigned as Chief Financial Officer and Treasurer of the Trust, effective February 28, 2023. Brian Kordeck was appointed as Chief Financial Officer and Treasurer effective upon Andrea Melia's retirement on February 28, 2023.

abrdn ETFs

Additional Information (Unaudited)
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Portfolio Holdings Information
Information about each Fund’s daily portfolio holdings is available www.abrdn.com/us/etf. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders. No later than 60 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT, a complete schedule of its fund holdings as of each month-end during the relevant quarter. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.
Premium/Discount and NAV Information
Information regarding each Fund’s NAV and how often shares of the Funds traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of each Fund during the most recently completed calendar year and most recently completed calendar quarters are available on the website at www.abrdn.com/us/etf.
Additional Notices
“Bloomberg®” and the indices and subindices of the “Bloomberg Commodity IndexSM" family, including the “Bloomberg Commodity Index Total ReturnSM" and “Bloomberg Commodity Index 3 Month Forward Total ReturnSM", are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the indices, (collectively, “Bloomberg”) and have been licensed for use for certain purposes by the Advisor or its affiliates. Bloomberg is not affiliated with Advisor or its affiliates, and Bloomberg does not approve, endorse, review, or recommend the Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the indices or subindices of the Bloomberg Commodity Index.

abrdn ETFs
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Must be accompanied or preceded by a Prospectus.
Distributor: ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	As of the end of the period, December 31, 2022, the Registrant has adopted a Senior Financial Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Registrant has not amended its Code of Ethics during the period covered by this report. The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least two “audit committee financial experts” (as defined in Item 3 of Form N-CSR), serving on its audit committee. John Sievwright and William M. Thomas are the “audit committee financial experts” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
December 31, 2022	$66,700	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
December 31, 2021	$64,400	$0	$23,200	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the

Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)

Non-Audit Fees

The following table shows the amount of fees that Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, billed during the last two fiscal years for non-audit services to the Registrant, and to the Registrant’s investment adviser (the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funsd)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2022	$0	$0	$0	$0
December 31, 2021	$23,200	$0	$0	$23,200

“Non-Audit Fees billed to Funds” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Funds in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Rose DiMartino, William M. Thomas and John Sievwright are members of the Audit Committee.
(b)	Not Applicable.

Item 6. Investments

(a)       Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)       Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn ETFs

By:

/s/ Alan Goodson

Alan Goodson

President

March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Alan Goodson

Alan Goodson

President

March 10, 2023

By:

/s/ Brian Kordeck

Brian Kordeck

Treasurer and Principal Financial Officer

March 10, 2023